                                                                  Exhibit 10.30

To        Allied Healthcare Group Limited
          as Parent for and on behalf of itself and the other Obligors
          (as defined in the Credit Agreement referred to below)

From:     Barclays Bank PLC
          as Agent for and on behalf of itself and all the Banks
          (as defined in the Credit Agreement referred to below)

Date. 1st October 2003

Dear Sirs:

Credit Agreement dated 17 December 1999 between Allied Healthcare Group Limited
(the "Parent"), Transworld Healthcare (UK) Limited (the "Original Borrower"),
Barclays Bank PLC as Agent and Security Agent, the Banks named therein as Banks and others (as amended and restated from time to time) (the "Credit Agreement")

1.       Terms defined in the Credit Agreement shall have the same meaning in this letter and the principles of construction set out in the Credit
         Agreement shall have effect as if set out in this letter. References to
         Clauses in this letter shall be to clauses in the Credit Agreement.

2.       We refer to the letter dated 23 July 2003 from the Original Borrower, which requests the extension of the Term B Availability Period, which expired on 30 September 2003.

3.       In this letter, "Mezzanine Amendment Letter" means the letter dated 1st
         October 2003 between the Parent and BNP Paribas as agent under the
         Mezzanine Credit Agreement.

4.       With effect from the Effective Date (as defined below):

4.1      the definition of "Term B Availability Period" shall be deleted and replaced by the following new definition:

         "Term B Availability Period" means the period from the date hereof to and including 30 September 2004;

4.2      the definition of "Term Repayment Date" shall be deleted and replaced by the following new definition

         "Term Repayment Date" means each of the Term A Repayment Dates, the
         Term B Repayment Dates and the Term C Repayment Dates;

4.3      the following new definitions shall be added:

         4.3.1    "Term A Repayment Date" means each of the dates specified in
                  Clause 10.1.1 (Term Repayment Instalments) provided that if any such date is not a Business Day, it shall be deemed to be the next succeeding Business Day;

         4.3.2    `Term B Repayment Date" means each of the dates specified in
                  Clause 10.1.2 (Term Repayment Instalments) provided that if any such date is not a Business Day, it shall be deemed to be the next succeeding Business Day;

         4.3.3    "Term C Repayment Date" means each of the dates specified in
                  Clause 10.1.3 (Term Repayment Instalments) provided that if any such date is not a Business Day, it shall be deemed to be the next succeeding Business Day;

4.4      Clause 10.1.2 shall be deleted and replaced as follows.

         "10 1.2        Term B Repayment Instalments: The Parent shall procure
         (and the Borrower which has drawn a Term B Advance shall repay its share of the Term B Outstandings in order to ensure) that:

         (a)      the Sterling Amount of the Term B Outstandings as at 31
                  December 2003 is repaid in instalments on each Term B
                  Repayment Date in an amount equal to the percentage of the aggregate principal amount advanced on 31 December 2003 in respect of the Term B Facility relating to such Term B
                  Repayment Date as set out in the table below:

                  Term B Repayment Date            Repayment Instalments

                  31 December 2003                               20%

                  31 December 2004                               20%

                  31 December 2005                               30%

                  Final Maturity Date                            30%; and

         (b)      the Sterling Amount of the Term B Outstandings as at 30
                  September 2004 less the aggregate principal amount of Term B
                  Advances made on or before 31 December 2003 (the "Additional
                  Term B Advances") is repaid in instalments on each Term B
                  Repayment Date set out below in an amount equal to the
                  percentage of the Additional Term B Advances relating to such
                  Term B Repayment Date as set out in the table below:

                  Term B Repayment Date            Repayment Instalments

                  31 December 2004                               25%

                  31 December 2005                               37.5%

                  Final Maturity Date                            37.5%"; and

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4.5      Clause 23.34 shall be deleted and replaced as follows

         "23.34 Hedging

                  23.34.1           The Parent shall procure that Allied
                                    Healthcare (UK) Limited maintains the
                                    secured hedging arrangements entered into
                                    pursuant to a Hedging Agreement dated 26
                                    March 2003 between Allied Healthcare (UK)
                                    Limited and Barclays Bank PLC whereby
                                    (pound)50,000,000 of the aggregate of the
                                    Term A Outstandings, Term C Outstandings and
                                    Mezzanine Outstandings are fixed or capped.

                  23.34.2           The Parent shall, on the earlier of (i) the
                                    date on which Term B Facility is fully drawn
                                    and (ii) within one hundred and twenty days
                                    of the end of the Term B Availability
                                    Period, procure that the Borrower approved
                                    by the Agent shall enter into secured
                                    hedging arrangements for a period of no less
                                    than the period ending on the earlier of (a)
                                    the date falling 3 years after the date such
                                    secured hedging arrangements are entered
                                    into and (b) the Term B Facility Final
                                    Maturity Date ranking pari passu with the
                                    claims of the Finance Parties under the
                                    Finance Documents satisfactory to the Banks
                                    (acting reasonably) with a Bank or Banks in
                                    order to fix or cap, the total interest cost
                                    of the Obligors in respect of at least 66%
                                    of the drawndown amount of the Term B
                                    Outstandings"

5.       In this letter, the "Effective Date" means the date upon which the
         Agent confirms to the Parent in writing that it has received, in form and substance satisfactory to the Agent, each of the following:

5.1      a certificate given by an Authorised Signatory of the Parent, certifying that there has been no change to the constitutional documents of the Parent since they were last delivered to the Agent;

5.2      a copy, certified by an Authorised Signatory of the Parent as being true, complete and up-to-dare, of a board resolution of the Parent confirming

         5.2.1    the approval of the execution, delivery and performance of this letter and the terms and conditions hereof; and

         5.2.2    that the Authorised Signatory that signed this letter was duly authorised;

5.3      confirmation that the Effective Date (as defined therein) under the
         Mezzanine Amendment Letter has occurred; and

5.4      a copy of this letter, duly executed by the Parent.

6.       This letter shall constitute a Finance Document.

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7.       Save as expressly provided in paragraph 3 above, the provisions of the
         Finance Documents shall continue in full force and effect and the
         Parent, on behalf of itself and other Obligors, agrees that this letter shall not operate as a waiver of any right, power or remedy any Finance
         Party may have under the Finance Documents.

8.       This letter shall be governed by and construed in accordance with the laws in England and Wales.

Yours faithfully

/s/ signature illegible
-------------------------------------
for and on behalf of
BARCLAYS BANK PLC
(as Agent acting with the consent and on the
instructions of all the Banks)

We accept and agree to the terms of this letter

/s/ Charles Murphy                                                 17/10/03
-----------------------------------------------------              --------
for and on behalf of                                                 Date
ALLIED HEALTHCARE GROUP LIMITED
(as Parent for and on behalf of itself and the other Obligors)

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